EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

pursuant to

18 U.S.C. SECTION 1350,

as adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Y. Lee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Hydromer, Inc. on Form 10-KSB for the fiscal year ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Hydromer, Inc.

Date: September 21, 2007	By: /s/ Robert Y. Lee
Robert Y. Lee
Vice President, Chief Financial Officer